UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2022
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.
On May 4, 2022, Sunrun Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2022. In the press release, the Company also announced that it would be holding a conference call on May 4, 2022 to discuss its financial results for the quarter ended March 31, 2022. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Chief Financial Officer
On April 28, 2022, Tom vonReichbauer, Chief Financial Officer of Sunrun Inc. (the “Company”), notified the Company of his intention to resign from the Company effective May 30, 2022. In connection with his resignation, Mr. vonReichbauer and the Company entered into a consulting agreement (the “Consulting Agreement”) on May 4, 2022 pursuant to which Mr. vonReichbauer will provide certain consulting services to the Company through September 30, 2022. In consideration for Mr. vonReichbauer’s services as a consultant, all of Mr. vonReichbauer’s equity awards outstanding as of May 4, 2022 shall continue to vest during the term of the Consulting Agreement.
Mr. vonReichbauer’s departure from the Company is not as a result of any disagreement with the Company regarding the operations, policies or practices of the Company. A copy of the Consulting Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2022, and the foregoing descriptions are subject in all respects to the actual terms of the Consulting Agreement.
Appointment of Mr. Danny Abajian as Chief Financial Officer
On April 28, 2022, the Company’s Board of Directors appointed Danny Abajian as the Company’s Chief Financial Officer and Principal Financial Officer effective as of May 30, 2022.
Mr. Abajian, age 38, has served as the Company’s Senior Vice President, Group Head, Project Finance since April 2020, the Company’s Vice President, Project Finance from February 2016 to April 2020, the Company’s Senior Director, Project Finance from August 2013 to February 2016, and joined the Company as Director, Project Finance in July 2010. From May 2008 to July 2010, Mr. Abajian served as Associate, Energy Structured Finance, at Barclays Capital. From July 2005 to July 2008, Mr. Abajian served in various roles including Analyst and Associate, Project Finance, at BNP Paribas. Mr. Abajian holds a Bachelor of Science degree from The New York University Leonard N. Stern School of Business.
Pursuant to Mr. Abajian’s Employment Agreement, Mr. Abajian will receive an annual base salary of $435,000.00 and will be eligible for a target bonus that is 75% of his base salary. Mr. Abajian will also be granted (i) an equity award of time-based vesting restricted stock units in respect of shares of common stock of the Company (“Common Stock”) with a target value of $1,500,000.00 (the “RSU Award”), (ii) an award of performance-based vesting restricted stock units in respect of shares of Common Stock with a target value of $1,500,000.00 (the “PSU Award”) and (iii) an option to purchase shares of Common Stock with a target value of $1,500,000.00 (the “Option Award”). Twenty-five percent of the shares of common stock covered by the RSU Award shall vest on the one-year anniversary of June 6, 2022 (“Vesting Commencement Date”) and the remaining shares of common stock covered by each such award shall vest in equal quarterly installments thereafter through the fourth anniversary of the Vesting Commencement Date, subject to Mr. Abajian remaining an employee of the Company. The PSU award will be a multi-year award tied to Company performance targets. Twenty-five percent of the shares subject to the Option Award shall vest on the first anniversary of Vesting Commencement Date and 1/48th of the shares subject to the Option Award shall vest in equal monthly installments thereafter until all shares are vested on the fourth anniversary of Vesting Commencement Date, subject to Mr. Abajian remaining an employee of the Company. Mr. Abajian shall be eligible to participate in the Company’s Key Employee Change in Control Severance Plan.
Mr. Abajian’s employment is at-will. There are no arrangements or understandings between Mr. Abajian and any other persons pursuant to which Mr. Abajian was appointed as Chief Financial Officer of the Company, effective May 30, 2022. There are also no family relationships between Mr. Abajian and any director or executive officer of the Company and she has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions and agreements contained in Mr. Abajian’s Employment Agreement, and is subject to and qualified in its entirety by reference to the complete text of Mr. Abajian’s Employment Agreement, a copy of which is filed as exhibit 10.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

10.1	Employment Agreement by and between Danny Abajian and Sunrun Inc., dated April 28, 2022.
99.1	Press release issued by Sunrun Inc. dated May 4, 2022.
104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: May 4, 2022